UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2020

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7005 Southfront Road

Livermore, CA 94551

(Address of Principal Executive Offices)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	“FORM”	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

FormFactor, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2020 online via live webcast. At the meeting, the Company’s stockholders voted on the following four (4) proposals and cast their votes as follows:

Proposal 1: Election of three Class II directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of three years or until his successor has been elected and qualified or until his earlier death, resignation or removal, one Class III director appointed in 2019 to fill a vacancy, to serve on the Company’s Board of Directors for a term of one year (the end of term of all Class III directors) or until her successor has been elected and qualified or until her earlier death, resignation or removal and one Class I director appointed in 2019 to fill a vacancy, to serve on the Company’s Board of Directors for a term of two years (the end of term of all Class I directors) or until her successor has been elected and qualified or until her earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Class II
Raymond A. Link	63,175,696	1,484,336	58,662	6,136,570
Michael D. Slessor	63,658,676	1,020,066	39,952	6,136,570
Thomas St. Dennis	60,962,615	3,711,982	44,097	6,136,570
Class III
Rebeca Obregon-Jimenez	64,580,429	80,514	57,751	6,136,570
Class I
Sheri Rhodes	64,581,078	80,064	57,552	6,136,570

Each director nominee was elected a director of the Company.

Proposal 2: Non-binding advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
63,958,649	688,812	71,233	6,136,570

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 3: Approval of an amendment and restatement of the Company’s 2012 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2012 Equity Incentive Plan by 3,500,000 shares and to extend the term of the 2012 Equity Incentive Plan to 2030:

For	Against	Abstain	Broker Non-Vote
62,344,676	2,324,349	49,669	6,136,570

This proposal was approved.

Proposal 4: Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

For	Against	Abstain
70,762,034	36,727	56,503

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020

FORMFACTOR, INC.

By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Vice President, General Counsel and Secretary

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